Filed pursuant to Rule 497(a)
Registration No. 333-256733
Rule 482ad

ARES CAPITAL CORPORATION ANNOUNCES PUBLIC OFFERING

New York, NY—November 7, 2022—Ares Capital Corporation (Nasdaq: ARCC) announced that it plans to make a public offering of 8,000,000 shares of its common stock.  Ares Capital also plans to grant the underwriters an option to purchase up to an additional 1,200,000 shares of common stock.  The offering of the shares will be made under Ares Capital’s shelf registration statement filed with the Securities and Exchange Commission on June 3, 2021, which became effective automatically upon filing.

Morgan Stanley & Co. LLC, BofA Securities, UBS Investment Bank, RBC Capital Markets, LLC and Wells Fargo Securities are acting as joint lead book-running managers for this offering. Keefe, Bruyette & Woods, A Stifel Company, and Raymond James & Associates, Inc. are acting as joint book-running managers for this offering.  Goldman Sachs & Co. LLC, Janney Montgomery Scott LLC, J.P. Morgan and Oppenheimer & Co. Inc. are acting as co-managers for this offering.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities. Ares Capital may reborrow under its debt facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing. The preliminary prospectus supplement dated November 7, 2022 and the accompanying prospectus dated June 3, 2021, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014, Attn: Prospectus Department; BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or email dg.prospectus_requests@bofa.com; UBS Securities LLC at 1285 Avenue of the Americas, New York, New York, 10019, Attn: Prospectus Department, by telephone at (888) 827-7275, or by email: ol-prospectusrequest@ubs.com; RBC Capital Markets, LLC at 200 Vesey Street, 8th Floor, New York, New York, 10281, Attn: Prospectus Department, or by telephone at (877) 822-4089; or Wells Fargo Securities at 500 West 33rd Street, New York, New York, 10001, Attn: Equity Syndicate Department, by calling toll free 1-800-326-5897, or by e-mail at cmclientsupport@wellsfargo.com.

About Ares Capital Corporation

Founded in 2004, Ares Capital is a leading specialty finance company focused on providing direct loans and other investments in private middle market companies in the United States. Ares Capital’s objective is to source and invest in high-quality borrowers that need capital to achieve their business goals, which often leads to economic growth and employment. Ares Capital believes its loans and other investments in these companies can generate attractive levels of current income and potential capital appreciation for investors. Ares Capital, through its investment manager, utilizes its extensive, direct origination capabilities and incumbent borrower relationships to source and underwrite predominantly senior secured loans but also subordinated debt and equity investments. Ares Capital has elected to be regulated as a business development company (“BDC”) and is the largest publicly traded BDC by market capitalization as of September 30, 2022. Ares Capital is externally managed by a subsidiary of Ares Management Corporation (NYSE: ARES), a publicly traded, leading global alternative investment manager.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or Ares Capital’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including the impact of rising interest rates in response to inflation, the war in Russia and Ukraine and the ongoing COVID-19 pandemic, which have resulted in significant market volatility impacting Ares Capital’s business, Ares Capital’s portfolio companies, Ares Capital’s industry and the global economy. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Ares Capital’s filings with the Securities and Exchange Commission. Ares Capital undertakes no duty to update any forward-looking statements made herein.

INVESTOR RELATIONS

Ares Capital Corporation

Carl G. Drake or John Stilmar
888-818-5298

irarcc@aresmgmt.com